UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2023

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of principal executive offices, including zip code)

(512) 501-2444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	ThereWritten communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2023, the Board of Directors of Cassava Sciences, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”), effective as of such date.

The amendments set forth in the Amended and Restated Bylaws, among other things, (1) revise the procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, adding a requirement that a stockholder seeking to nominate a director at an annual meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act within eight business days of the meeting; (2) require that a stockholder seeking to nominate a director at an annual meeting deliver notice to the Company not later than 120 days nor earlier than 150 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; (3) allow for the establishment of rules, regulations, or procedures of a meeting of the Company’s stockholders by the Board of Directors and/or the presiding person of a meeting and clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders; (4) clarify the power of the Board of Directors to fix the number of directors by resolution; (5) provide that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for the resolution of derivative actions brought on behalf of the Company and of certain actions relating to fiduciary and other internal corporate matters; (6) adopt gender-neutral terms when referring to particular positions, offices or title holders; and (7) make certain administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the General Corporation Law of the State of Delaware.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.4	Amended and Restated By-laws of Cassava Sciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: September 13, 2023
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer